Fees Summary	Nov. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 56,150,244.54
Previously Paid Amount	0.00
Total Fee Amount	7,754.35
Total Offset Amount	0.00
Net Fee	$ 7,754.35